UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report : November 3, 2005
                      -------------------------------------
                        (Date of earliest event reported)


                        AMERICAN TECHNICAL CERAMICS CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                         1-9125                11-2113382
-----------------------------           ------------         -------------------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


                   1 NORDEN LANE, HUNTINGTON STATION, NY 11746
                 -----------------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 622-4700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communications  pursuant  to Rule  14d-2  (b)  under  the
    Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02               Results of Operations and Financial Condition
                        ---------------------------------------------

On November 3, 2005, American Technical Ceramics Corp., a Delaware corporation, issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for its first fiscal quarter for the fiscal year ending June 30, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.



Item 9.01               Financial Statements and Exhibits
                        ---------------------------------

        The following exhibit is furnished as part of this report:

        Exhibit No.                     Description
        -----------                     -----------
        99.1                            Press release issued by the Registrant,
                                        dated November 3, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             AMERICAN TECHNICAL CERAMICS CORP.
                                          --------------------------------------
                                                       (Registrant)




                                                     /S/ ANDREW R. PERZ
                                          --------------------------------------
Date: November 3, 2005                                   Andrew R. Perz
                                                    Vice President, Finance
                                                (Principal Accounting Officer)

Exhibit Index



Exhibit No.                                    Description
-----------             --------------------------------------------------------
99.1                    Press release of American Technical Ceramics Corp.,
                        dated November 3, 2005.